EXHIBIT 99.1

PRESS RELEASE

Agile Software Corporation
6373 San Ignacio Avenue
San Jose, CA 95119
Voice: (408) 284-4000
Fax: (408) 284-4002

Media Contact
Terri Pruett
Agile Software Corporation
Terri.Pruett@agile.com
408-284-4048

FINAL-FOR IMMEDIATE RELEASE

Agile to Acquire Prodika

Combined Company Establishes PLM Leadership in CPG

San Jose, CA —June 28, 2006— Agile Software Corporation (Nasdaq: AGIL), a leading provider of product lifecycle management solutions (PLM), today announced that it has entered into a definitive agreement to acquire Prodika, the premier provider of PLM solutions for the consumer packaged goods (CPG) industry, particularly the food and beverage sector. With this acquisition, Agile continues to execute against its strategy of differentiation and market leadership through a focus on industry verticals.

“CPG is one of the largest untapped PLM markets, and currently has little penetration by packaged PLM solutions. Food and beverage represents a significant percentage of the CPG market, which is showing signs of early adoption of PLM solutions resulting in double-digit improvements in product revenue and cost,” said Jim Brown, vice president, global product innovation and engineering research, Aberdeen Group. “AberdeenGroup research indicates that best in class companies frequently achieve their success by implementing vertically specific PLM solutions, such as Prodika for CPG and Agile solutions for high tech and life sciences industries.”

Founded in 1999, Prodika helps consumer packaged goods companies accelerate innovation by enabling companies to create, manage and collaborate on critical information related to product design, development and introduction, global product specifications and packaging. By streamlining product development operations across the enterprise and with supply chain partners, Prodika helps organizations reduce time-to-market for new products; maximize supplier relationships; manage quality, safety and regulatory requirements; reduce costs of goods sold; and optimize return on R&D and new product investments. By facilitating better visibility and collaboration between sales, marketing, executive management, R&D, sourcing, suppliers, partners and customers, Prodika’s unified environment fosters innovation, quality and sustainable business value.

According to an April 2006 Gartner note titled “Key Issues for Consumer Goods, 2006,” authored by analyst Michael Mahler, “Product life cycle management (PLM) applications facilitate efficient innovation practices—from strategy, planning, program and data management, to execution and end of life across the enterprise. Properly selected and deployed PLM initiatives enable consumer goods manufacturers to maximize the value of their limited resources across functional areas, suppliers and outsourcing partners to rapidly develop and deliver differentiated assortments.” Additionally, “PLM solutions can identify quality issues early, preventing obsolete inventory, or worse, consumer returns due to dissatisfaction with branded products.”

“Agile has always impressed us with their focus on making customers successful. At Prodika, we share a similar drive and determination. Agile and Prodika have an aligned product vision and strategy, and together we are dedicated to enabling our customers to realize measurable business results by reducing time-to-market, managing quality and regulatory requirements and optimizing the return on new product investments,” said Kenneth H. Crain, founder and CEO, Prodika. “Agile’s focus and strength in enterprise PLM, coupled with Prodika’s leadership in food and beverage, results in the combined company being the clear market choice for customers looking for CPG PLM.”

“We have had a great relationship with Prodika, with impressive results. We are also familiar with Agile. Working with the combined organization will position us to take our results to the next level, and we look forward to working together in the future.” said Catherine Adams, corporate vice president, world wide quality, food safety, and nutrition, and Dave Ficken, vice president corporate information systems, McDonald’s Corporation.

“Agile’s success in PLM is due to our focus on specific industries, including high tech and life sciences, where we are clear market leaders,” said Jay Fulcher, Agile CEO and president. “The acquisition of Prodika underscores the importance of industry domain expertise, and signals our intention to lead the CPG market as well. Our success in CPG with customers such as Bayer, Herbalife and Playtex, coupled with the success that Prodika has had with leading companies such as Heinz and McDonald’s means we have an early advantage in this important market segment. We are excited to be in a position to deliver the most comprehensive suite of end-to-end PLM solutions in CPG.”

The acquisition, which is subject to the satisfaction of normal conditions to closing, is expected to close on June 30, 2006.

Investor Information

Details of the acquisition, including the anticipated impact on Agile’s future results, will be discussed in a conference call on June 28, 2006 at 8:30am ET. A live webcast and a replay of this call is available on Agile’s website at http://www.agile.com under the “Investor Relations” section. You may access replays for ninety days after the call at http://www.agile.com/investors.

About Prodika

Prodika is a premier provider of collaborative Product Lifecycle Management (PLM) solutions for consumer packaged goods. Prodika’s solutions for managing global specifications, recipes and formulations, labeling and packaging, supply chain relationships, and new product development processes help companies capture business value by accelerating time to market, improving value chain collaboration and coordination, enhancing support for quality and safety management, rationalizing suppliers and spend, and optimizing return on R&D. Prodika customers include world class companies such as International Flavors and Fragrances, Heinz and McDonald’s. Prodika solutions are delivered as managed application services based on the Microsoft .NET platform and a service-oriented architecture. Deployed around the world, Prodika solutions natively support all languages, cultures, and currencies. To find out more about Prodika, visit www.prodika.com.

About Agile Software Corporation

Agile Software Corporation (NASDAQ: AGIL) helps companies drive profits, accelerate innovation, reduce costs, and ensure regulatory compliance throughout the product lifecycle. With a broad suite of enterprise class PLM solutions, time-to-value focused implementations, and a unique Guaranteed Business ResultsSM program, Agile helps companies get the most from their products. Alcatel, Bayer, Dell Inc., Flextronics International, Foxconn, Harris, Hitachi, Leapfrog, Lockheed Martin, Magna Steyr, Playtex, Siemens, Quanta, QUALCOMM and ZF are among the over 10,000 customers in the automotive, aerospace and defense, consumer products, electronics, high tech, industrial products, and life sciences industries that have licensed Agile solutions. or more information, call 408-284-4000 or visit www.agile.com.

“SAFE HARBOR” STATEMENT UNDER THE 1995 PRIVATE SECURITIES LITIGATION REFORM ACT: THIS RELEASE INCLUDES FORWARD LOOKING STATEMENTS REGARDING COMPLETION OF THE ACQUISITION AND THE BENEFITS AGILE EXPECTS TO REALIZE FROM THE ACQUISITION. SUCH FORWARD-LOOKING STATEMENTS ARE

SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PREDICTED IN THE FORWARD-LOOKING STATEMENTS, AND ARE BASED UPON INFORMATION AVAILABLE TO AGILE AS OF THE RELEASE DATE. WE ASSUME NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE, BUT ARE NOT LIMITED TO, CIRCUMSTANCES THAT WOULD CAUSE THE ACQUISITION TO NOT BE COMPLETED OR ITS COMPLETION TO BE DELAYED, CUSTOMERS SELECTING ALTERNATIVE VENDORS, PRODIKA BEING UNABLE TO FULLY MEET ITS COMMITMENTS TO ITS CUSTOMERS, CUSTOMER UNCERTAINTY—AND POTENTIALLY DELAYED ORDERS—FOLLOWING ANNOUNCEMENT OF THE ACQUISITION, AND DIFFICULTIES OR UNANTICIPATED EXPENSES INCURRED, INITIALLY AND OVER TIME, IN CONNECTION WITH INTEGRATING PRODIKA AND ITS PRODUCTS WITH AGILE AND ITS PRODUCTS. OTHER RISK FACTORS AND RISKS ASSOCIATED WITH OUR BUSINESS ARE DISCUSSED IN THE COMPANY’S QUARTERLY AND ANNUAL REPORTS FILED WITH THE SEC, INCLUDING ITS FORM 10-Q FOR ITS QUARTER ENDED JANUARY 31, 2006.

AGILE, AGILE SOFTWARE AND THE AGILE LOGO ARE REGISTERED TRADEMARKS AND AGILE ON DEMAND, AGILE ADVANTAGE, AGILE PRODUCT COLLABORATION, AGILE PRODUCT COST MANAGEMENT, AGILE PRODUCT GOVERNANCE & COMPLIANCE, AGILE PRODUCT SERVICE & IMPROVEMENT, AGILE PRODUCT QUALITY MANAGEMENT, AGILE PRODUCT PORTFOLIO MANAGEMENT, AGILE ENGINEERING COLLABORATION, AGILE PRODUCT INTERCHANGE AND AGILEMD ARE TRADEMARKS OF AGILE SOFTWARE CORPORATION IN THE U.S. AND/OR OTHER COUNTRIES. GUARANTEED BUSINESS RESULTS IS A SERVICE MARK OF AGILE SOFTWARE CORPORATION. ALL OTHER BRAND OR PRODUCT NAMES ARE TRADEMARKS AND REGISTERED TRADEMARKS OF THEIR RESPECTIVE HOLDERS.